UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 16, 2024

KIMCO REALTY CORPORATION
KIMCO REALTY OP, LLC
(Exact Name of registrant as specified in its charter)

Maryland (Kimco Realty Corporation)	1-10899	13-2744380
Delaware (Kimco Realty OP, LLC)	333-269102-01	92-1489725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 N. Broadway
Suite 201
Jericho, NY 11753
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (516) 869-9000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Kimco Realty Corporation
Title of each class	Trading Symbol(s)	Name of each exchange on
which registered
Common Stock, par value $.01 per share.	KIM	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.125% Class L Cumulative Redeemable Preferred Stock, $1.00 par value per share.	KIMprL	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.250% Class M Cumulative Redeemable Preferred Stock, $1.00 par value per share.	KIMprM	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 7.250% Class N Cumulative Convertible Perpetual Preferred Stock, $1.00 par value per share.	KIMprN	New York Stock Exchange

Kimco Realty OP, LLC
Title of each class	Trading Symbol(s)	Name of each exchange on
which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

Kimco Realty Corporation Yes ☐ No ☒          Kimco Realty OP, LLC Yes ☐ No ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Kimco Realty Corporation ☐          Kimco Realty OP, LLC ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On September 16, 2024, Kimco Realty OP, LLC, a Delaware limited liability company (“Kimco OP”), completed an underwritten public offering of $500 million in aggregate principal amount of its 4.850% Notes due 2035 (the “Notes”). The Notes are fully and unconditionally guaranteed by Kimco Realty Corporation, a Maryland corporation (the “Company”). The Notes are governed by the Indenture, dated as of September 1, 1993, as supplemented by the First Supplemental Indenture, dated as of August 4, 1994, the Second Supplemental Indenture, dated as of April 7, 1995, the Third Supplemental Indenture, dated as of June 2, 2006, the Fourth Supplemental Indenture, dated as of April 26, 2007, the Fifth Supplemental Indenture, dated as of September 24, 2009, the Sixth Supplemental Indenture, dated as of May 23, 2013, and the Seventh Supplemental Indenture, dated as of April 24, 2014, each between Kimco OP and The Bank of New York Mellon (as successor to IBJ Schroder Bank & Trust Company), as trustee (the “Trustee”), and the Eighth Supplemental Indenture, dated as of January 3, 2023, among Kimco OP, the Company and the Trustee, as further amended or supplemented from time to time. A copy of the form of Global Note, including the form of Notation of Guarantee, for the Notes is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description
4.1	Form of Global Note for 4.850% Notes due 2035, including the form of Notation of Guarantee
5.1(a)	Opinion of Latham & Watkins LLP, as to the legality of the 4.850% Notes due 2035, dated September 16, 2024
5.1(b)	Opinion of Venable LLP, as to the legality of the 4.850% Notes due 2035, dated September 16, 2024
23.1(a)	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.1(a))
23.1(b)	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.1(b))
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMCO REALTY CORPORATION

Date: September 16, 2024	By:	/s/ Glenn G. Cohen
		Name:	Glenn G. Cohen
		Title:	Chief Financial Officer

KIMCO REALTY OP, LLC By: KIMCO REALTY CORPORATION, Managing Member

Date: September 16, 2024	By:	/s/ Glenn G. Cohen
		Name:	Glenn G. Cohen
		Title:	Chief Financial Officer